UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2021

Cadence Bancorporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-38058	47-1329858
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Boulevard, Suite 3800 Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(713) 871-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CADE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On April 12, 2021, Cadence Bancorporation, a Delaware corporation, the parent company of Cadence Bank, N.A. (together, “Cadence”) and BancorpSouth Bank (“BancorpSouth”), issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of April 12, 2021 (the “Merger Agreement”), providing for the merger of Cadence and BancorpSouth. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

In connection with the announcement of the Merger Agreement, Cadence and BancorpSouth intend to provide supplemental information regarding the proposed transaction in connection with presentations to analysts and investors. The slides that will be made available in connection with the presentations are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

The information in this Report is being furnished pursuant to Item 7.01 Regulation FD Disclosure. In accordance with General Instruction B.2 of Form 8-K, the information in this Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

EXHIBIT INDEX
Exhibit No.	Description
99.1	Joint Press Release, dated April 12, 2021
99.2	Investor Presentation, dated April 12, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Certain statements in this Report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act with respect to BancorpSouth’s and Cadence’s beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information but instead pertain to future operations, strategies, financial results or other developments.  These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “could,” “continue,” “seek,” “intend,” “estimate,” “expect,” “foresee,” “hope,” “intend,” “may,” “might,” “plan,” “should,” “predict,” “project,” “goal,” “outlook,” “potential,” “will,” “will result,” “will likely result,” or “would” or future or conditional verb tenses and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

BancorpSouth and Cadence caution readers not to place undue reliance on the forward-looking statements contained in this Report, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of BancorpSouth and Cadence.  The factors that could cause actual results to differ materially include the following:  the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between BancorpSouth and Cadence; the outcome of any legal proceedings that may be instituted against BancorpSouth or Cadence; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the ability of BancorpSouth and Cadence to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where BancorpSouth and Cadence do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Cadence’s operations and those of BancorpSouth; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; BancorpSouth and Cadence’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by BancorpSouth’s issuance of additional shares of its capital stock in connection with the proposed transaction; and other factors that may affect future results of BancorpSouth and Cadence; and the other factors discussed in “Risk Factors” in BancorpSouth’s Annual Report on Form 10-K for the year ended December 31, 2020 and BancorpSouth’s other filings with the Federal Deposit Insurance Corporation (the “FDIC”), which are available at https://www.fdic.gov/ and in the “Investor Relations” section of BancorpSouth’s website, https://www.bancorpsouth.com/, under the heading “Public Filings,” and in Cadence’s Annual Report on Form 10-K for the year ended December 31, 2020 and in Cadence’s other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at http://www.sec.gov and in the “Investor Relations” section of Cadence’s website, https://cadencebank.com/, under the heading “SEC Filings.”  BancorpSouth and Cadence assume no obligation to update the information in this Report, except as otherwise required by law.

Additional Information and Where to Find It

This Report may be deemed to be solicitation material in respect of the proposed transaction by BancorpSouth and Cadence.  In connection with the proposed acquisition, BancorpSouth and Cadence intend to file relevant materials with the FDIC and SEC, respectively, including the parties’ joint proxy statement on Schedule 14A, which shall include an offering circular with respect to the common stock of BancorpSouth.  STOCKHOLDERS OF BANCORPSOUTH AND CADENCE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE FDIC AND SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE JOINT PROXY STATEMENT/OFFERING CIRCULAR, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and security holders will be able to obtain the documents free of charge at the FDIC’s website, https://www.fdic.gov/, and the SEC’s website, http://www.sec.gov, and the Cadence stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Cadence.  Such documents are not currently available.

Participants in Solicitation

BancorpSouth and its directors and executive officers, and Cadence and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of BancorpSouth common stock and the holders of Cadence common stock in respect of the proposed transaction.  Information about the directors and executive officers of BancorpSouth is set forth in the proxy statement for BancorpSouth’s 2021 Annual Meeting of Stockholders, which was filed with the FDIC on March 12, 2021.  Information about the directors and executive officers of Cadence is set forth in the proxy statement for Cadence’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2021.  Investors may obtain additional information regarding the interest of such participants by reading the joint proxy statement/offering circular regarding the proposed transaction when it becomes available.  Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE BANCORPORATION

By:	/s/ Jerry W. Powell
Name:	Jerry W. Powell
Title:	Executive Vice President, General Counsel and Secretary

Date: April 12, 2021

Exhibit 99.1

BancorpSouth Bank and Cadence Bancorporation to combine in transformational merger

Creates a Premier Regional Banking Franchise across Texas and the Southeast

Merger creates the 5th largest bank with headquarters in nine-state footprint

Financially compelling transaction for both companies’ shareholders

TUPELO, MS and HOUSTON, TX – BancorpSouth Bank (NYSE: BXS) (“BancorpSouth”) and Cadence Bancorporation (NYSE: CADE) (“Cadence”), the parent company of Cadence Bank, N.A., jointly announced today that they have entered into a merger agreement under which the companies will combine in an all-stock merger with a total market value of more than $6 billion to create a leading Texas and Southeastern regional bank.

Under the terms of the merger agreement, which was unanimously approved by the Boards of Directors of both companies, Cadence shareholders will receive 0.70 shares of BXS for each share of CADE they own. Additionally, the agreement allows for a one-time special cash dividend to CADE shareholders of $1.25 per share in conjunction with the closing of the merger. BancorpSouth shareholders will own approximately 55% and Cadence shareholders will own approximately 45% of the combined company.

The company will combine the aesthetics of both brands and logos and operate as Cadence Bank. The bank will have dual headquarters in Tupelo, MS and Houston, TX, with operations centers in Tupelo, MS and Birmingham, AL as well as specialty sites in Macon, GA; Starkville, MS; and Houston, TX.

Dan Rollins will be the Chairman and Chief Executive Officer and Paul Murphy will serve as Executive Vice Chairman of the combined company. The board of directors will initially be comprised of 20 directors – 11 from BancorpSouth and nine from Cadence.

Dan Rollins commented: “Cadence has built an impressive commercial banking franchise that when combined with the strengths of our team at BancorpSouth seems to be a perfect fit. This strategic merger will allow us to expand our reach and offerings with minimal overlap in our existing branch network. Culturally speaking, our mission and values align really well together. Mergers are all about people, and what’s important to note here is that our leadership teams are in sync. By joining forces, it’s easy to see that we’ll be able to make a significant impact on our customers and communities while driving long-term shareholder value.”

“I am thrilled to partner with BancorpSouth,” said Paul Murphy. “I have great respect for the franchise they have built over the last 145 years, beginning in my home state of Mississippi. The BancorpSouth community banking franchise is top tier and complements Cadence’s expertise in middle-market commercial banking seamlessly. We look forward to delivering significant value to our shareholders, driven by meaningful synergies and our shared banking philosophy to put the client first. I was impressed with the team at BancorpSouth early on, and I grow even more so the more I get to know them. Like us, they really care about their people. The scale of our combined bank, our collective talent, our similar cultures and our footprint in some of the fastest-growing markets in the country have us extremely excited about the future.”

Strategically Compelling for Both Organizations

●	Builds a stronger banking franchise with relationship-focused financial services and better opportunities for employees, customers, communities and shareholders.
●	Builds immediate scale in highly attractive markets throughout Texas and the Southeast. Creates the 5th largest bank headquartered in the combined nine-state footprint, with presence in seven of the top ten largest MSAs therein.
●	Combines BancorpSouth’s community banking focus with Cadence’s commercial banking expertise.
●	Merges two historic institutions – BancorpSouth and Cadence have 145 and 134 years of experience, respectively.
●	Positions the company for continued growth. Strengthens balance sheet, capital, and reserve levels, enabling continued growth trajectory.
●	Low-risk combination. Thorough mutual diligence performed on all key business areas with conservative overlay. Both companies have significant M&A integration expertise.

Financially Attractive Metrics for Shareholders

●	Significant earnings per share accretion. 17% accretion to each of BancorpSouth’s and Cadence’s earnings per share in 2022 (assuming fully realized cost savings for illustrative purposes) and 14% if 75% of cost savings are realized.
●	Tangible book value accretive. Transaction expected to be immediately accretive to tangible book value per share at close.
●	Leading pro forma profitability. Among a peer group of $30-$60 billion in asset banks nationwide, the combined company is estimated to have the 3rd best return on tangible common equity and efficiency ratio, based on consensus earnings estimates.
●	Robust capital and reserve coverage. Pro forma CET 1 ratio of 11.3% and ACL / loans of 2.5% estimated at the close of the transaction.

Beneficial for Customers, Communities and Employees

●	Expands breadth of products and services available to customers.
●	The combined companies will be able to make more investments in customized technology solutions.
●	Environmental, social and governance principles are embedded in both cultures.
●	Employees of the combined companies invested more than 24,000 service hours towards improving their communities.

Executive Leadership

●	Dan Rollins, Chairman and Chief Executive Officer
●	Paul Murphy, Executive Vice Chairman
●	Chris Bagley, President
●	Hank Holmes, Chief Banking Officer
●	Valerie Toalson, Chief Financial Officer

Approval and Timing

The merger is expected to close in the fourth quarter of 2021, subject to the satisfaction of customary closing conditions, including the receipt of customary regulatory approvals and approvals of shareholders of each company.

Transaction Advisors

Keefe, Bruyette & Woods, A Stifel Company, served as exclusive financial advisor to BancorpSouth, with Sullivan & Cromwell and Alston & Bird serving as legal advisors.

Goldman Sachs and J.P. Morgan served as lead financial advisors to Cadence and Piper Sandler also advised. Wachtell, Lipton, Rosen & Katz served as legal advisor.

Joint Investor Call

There will be a joint investor call to discuss the transaction at 7:30 a.m. Central Time today. To listen to the call live, please dial 1 (866) 364-3826 within the U.S., 1 (855) 669-9657 within Canada, and 1 (412) 902-4212 for all other locations, and enter 8434848 as the access code. The live webcast, along with the related presentation, will be available at https://www.webcaster4.com/Webcast/Page/968/40840.

About BancorpSouth Bank

BancorpSouth Bank (NYSE: BXS) is a leading regional bank headquartered in Tupelo, Mississippi with approximately $24 billion in assets operating approximately 305 full-service branch locations as well as additional mortgage, insurance, and loan production offices in Alabama, Arkansas, Florida, Louisiana, Mississippi, Missouri, Tennessee, and Texas. BancorpSouth is committed to a culture of respect, diversity, and inclusion in both its workplace and communities. To learn more, visit our Community Commitment page at www.bancorpsouth.com; "Like" us on Facebook; follow us on Twitter@MyBXS; or connect with us through LinkedIn. Member FDIC. Equal Housing Lender.

Media Contact:	Investor Relations Contact:
Antrenise Robinson	Will Fisackerly
BancorpSouth Bank	BancorpSouth Bank
(662) 213-9592 mobile | (662) 680-2038 direct	(662) 680-2475 direct | (662) 417-5107 mobile
media.relations@bxs.com	will.fisackerly@bxs.com

About Cadence Bancorporation

Cadence Bancorporation (NYSE: CADE), headquartered in Houston, Texas, is a regional financial holding company with $18.7 billion in assets as of December 31, 2020. Its wholly owned subsidiary, Cadence Bank, N.A., operates 98 branch locations in Alabama, Florida, Georgia, Mississippi, Tennessee and Texas, and provides corporations, middle-market companies, small businesses and consumers with a full range of innovative banking and financial solutions. Cadence Bank’s services and products include commercial and business banking, treasury management, specialized lending, asset-based lending, commercial real estate, SBA lending, foreign exchange, wealth management, investment and trust services, financial planning, retirement plan management, personal and business insurance, consumer banking, consumer loans, mortgages, home equity lines and loans, and credit cards. The bank’s clients have access to leading-edge online and mobile solutions, interactive teller machines, and more than 55,000 ATMs. The Cadence Bank team of 1,900 associates is committed to exceeding customer expectations and helping their clients succeed financially.

Media Contact:	Investor Relations Contact:
Danielle Kernell	Valerie Toalson
Cadence Bank	Cadence Bancorporation
(713) 871-4051 direct | (713) 392-7709 mobile	(713) 871-4103 | (800) 698-7878
danielle.kernell@cadencebank.com	vtoalson@cadencebancorporation.com

Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to BancorpSouth Bank’s and Cadence Bancorporation’s and Cadence Bank’s (together, “Cadence”) beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information but instead pertain to future operations, strategies, financial results or other developments. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “could,” “continue,” “seek,” “intend,” “estimate,” “expect,” “foresee,” “hope,” “intend,” “may,” “might,” “plan,” “should,” “predict,” “project,” “goal,” “outlook,” “potential,” “will,” “will result,” “will likely result,” or “would” or future or conditional verb tenses and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

BancorpSouth Bank and Cadence caution readers not to place undue reliance on the forward-looking statements contained in this press release, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of BancorpSouth Bank and Cadence. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between BancorpSouth Bank and Cadence; the outcome of any legal proceedings that may be instituted against BancorpSouth Bank or Cadence; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the ability of BancorpSouth Bank and Cadence to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where BancorpSouth Bank and Cadence do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Cadence’s operations and those of BancorpSouth Bank; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; BancorpSouth Bank and Cadence’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by BancorpSouth Bank’s issuance of additional shares of its capital stock in connection with the proposed transaction; and other factors that may affect future results of BancorpSouth Bank and Cadence; and the other factors discussed in “Risk Factors” in BancorpSouth Bank’s Annual Report on Form 10-K for the year ended December 31, 2020 and BancorpSouth Bank’s other filings with the Federal Deposit Insurance Corporation (the “FDIC”), which are available at https://www.fdic.gov/ and in the “Investor Relations” section of BancorpSouth Bank’s website, https://www.bancorpsouth.com/, under the heading “Public Filings,” and in Cadence’s Annual Report on Form 10-K for the year ended December 31, 2020 and in Cadence’s other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at http://www.sec.gov and in the “Investor Relations” section of Cadence’s website, https://cadencebank.com/, under the heading “SEC Filings.” BancorpSouth Bank and Cadence assume no obligation to update the information in this press release, except as otherwise required by law.

Additional Information and Where to Find It

This press release may be deemed to be solicitation material in respect of the proposed transaction by BancorpSouth Bank and Cadence. In connection with the proposed acquisition, BancorpSouth Bank and Cadence intend to file relevant materials with the FDIC and SEC, respectively, including the parties’ joint proxy statement on Schedule 14A, which shall include an offering circular with respect to the common stock of BancorpSouth Bank. STOCKHOLDERS OF BANCORPSOUTH BANK AND CADENCE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE FDIC AND SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE JOINT PROXY STATEMENT/OFFERING CIRCULAR, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the FDIC’s website, https://www.fdic.gov/, and the SEC’s website, http://www.sec.gov, and the Cadence stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Cadence. Such documents are not currently available.

Participants in the Solicitation

BancorpSouth Bank and its directors and executive officers, and Cadence and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of BancorpSouth Bank common stock and the holders of Cadence common stock in respect of the proposed transaction. Information about the directors and executive officers of BancorpSouth Bank is set forth in the proxy statement for BancorpSouth Bank’s 2021 Annual Meeting of Stockholders, which was filed with the FDIC on March 12, 2021. Information about the directors and executive officers of Cadence is set forth in the proxy statement for Cadence’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2021. Investors may obtain additional information regarding the interest of such participants by reading the joint proxy statement/offering circular regarding the proposed transaction when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Exhibit 99.2

Transformational Merger: BancorpSouth Bank and Cadence Bancorporation Creating a Premier Regional Banking Franchise Across Texas and the Southeast April 12, 2021

Disclaimer Forward-Looking Statements Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995,Section 2 7A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to BancorpSouth Bank’s and Cadence Bancorporation’s and Cadence Bank’s (together, “Cadence”) beliefs, plans, goals, expectations, and estimat es. Forward-looking statements are not a representation of historical information but instead pertain to future operations, strategies, financial results or other dev elopments. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “could,” “continue,” “seek,” “intend,” “estimate,” “expect,” “foresee,” “hope,” “intend,” “may,” “might,” “plan,” “should,” “predict,” “project,” “goal,” “outlook,” “potential,” “will,” “will result,” “will likely result,” or “would” or future or conditional verb tenses and variations or negatives of such terms. These forward -looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction. BancorpSouth Bank and Cadence caution readers not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward -looking statements as a result of a variety of factors, many of which are beyond the control of BancorpSouth Bank and Cadence. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between BancorpSouth Bank and Cadence; the outcome of any legal proceedings that may be instituted against BancorpSouth Bank or Cadence; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obt ained subject to conditions that are not anticipated; the ability of BancorpSouth Bank and Cadence to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed tran saction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to t he proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where BancorpSouth Bank and Cadence do business certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complet e than anticipated, including as a result of unexpected factors or events diversion of management’s attention from ongoing business operations and opportunities the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Cadence’s operations and th ose of BancorpSouth Bank; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction BancorpSouth Bank and Cadence’s success in executing their respective business plans and strategies and managing the risks involved in the foregoin g; the dilution caused by BancorpSouth Bank’s issuance of additional shares of its capital stock in connection with the proposed transaction; and other factors that may affect future results of BancorpSouth Bank and Cadence and the other factors discussed in “Risk Factors” in BancorpSouth Bank’s Annual Report on Form 10-K for the year ended December 31, 2020 and BancorpSouth Bank’s other filings with the Federal Deposit Insurance Corporation (the “FDIC”), which are available at https://www.fdic.gov/ and in the “Investor Relations” section of BancorpSouth Bank’s website, https://www.bancorpsouth.com/, under the heading “Public Filings,”and in Cadence’s Annual Report on Form 10-K for the year ended December 31, 2020 and in Cadence’s other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at http://www.sec.gov and in the “Investor Relations” section of Cadence’s website, https://cadencebank.com/, under the heading “SEC Filings.” BancorpSouth Bank and Cadence assume no obligation to update the information in this presentation, except as otherwise required by law. Additional Information and Where to Find It This presentation may be deemed to be solicitation material in respect of the proposed transaction by BancorpSouth Bank and Cadence. In connection with the proposed acquisition, BancorpSouth Bank and Cadence intend to file relevant materials with the FDIC and SEC, respectively, including the parties’ joint proxy statement on Schedule 14A, which shall include an offering ci rcular with respect to the common stock of BancorpSouth Bank. STOCKHOLDERS OF BANCORPSOUTH BANK AND CADENCE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE FDIC AND SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE JOINT PROXY STATEMENT/OFFERING CIRCULAR, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the FDIC’s website, https://www.fdic.gov/, and the SEC’s website, http://www.sec.gov, and the Cadence stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Cadence. Such documents are not currently available. Participants in Solicitation BancorpSouth Bank and its directors and executive officers, and Cadence and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of BancorpSouth Bank common stock and the holders of Cadence common stock in respect of the proposed transaction. Information about the directors and executive officers of BancorpSouth Bank is set forth in the proxy statement for BancorpSouth Bank’s 2021 Annual Meeting of Stockholders, which was filed with the FDIC on March 12, 2021. Information about the directors and executive officers of Cadence is set forth in the proxy statement for Cadence’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2021. Investors may obtain additional information regarding the interest of such participants by reading the joint proxy statement/offering c ircular regarding the proposed transaction when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph. 2

Creating a Premier Regional Banking Franchise

Significant Scale in Attractive Markets	• **Builds immediate scale in highly attractive markets throughout Texas and the Southeast** – 5th largest bank headquartered in its nine-state footprint with potential to extend market leadership[1] – Presence in 7 of the top 10 largest in-footprint MSAs with strong growth dynamics – Improved demographics will foster organic growth opportunities – Creates a strong platform for future acquisitions
Complementary Merger Partners	• **Combines BancorpSouth's community banking focus with Cadence's commercial banking expertise** – Merges two historic institutions - BancorpSouth and Cadence have 145 and 134 years of history, respectively – Enhances relationship banking strategy – Diversified, durable business mix with recurring and growing fee income streams
Excellent Financial Benefits[3]	• **Accelerates shareholder value creation** – Significant EPS accretion for both shareholder bases; 17% to BXS and 17% to CADE in 2022E[2] – Immediately accretive to tangible book value per share – Produces top quartile 14.8% return on tangible common equity in 2022E[2]
Positioned for Growth	• **Strengthens balance sheet, capital, and reserve levels enabling continued growth trajectory** – Diversified loan portfolio funded by stable, low-cost core deposits – Pro forma CET1 ratio of 11.3% and ACL / loans of 2.5%[3]
Low-Risk Combination	• **Highly experienced acquirors with long-term relationship working to ensure smooth integration** – Thorough mutual due diligence performed on all key business areas with conservative overlay – Shared culture and commitment to providing the highest level of customer service and community involvement

BancorpSouth / CADENCE

1. Includes AL, AR, FL, GA, LA, MO, MS, TN and TX.
2. Assumes fully realized cost savings during 2022 for illustrative purposes.
3. Pro forma financial metrics at close assume consensus average estimates per FactSet for each company and other purchase accounting adjustments further outlined in the appendix.

3

Transaction Summary

Merger Structure	• Cadence Bancorporation and Cadence Bank to merge into BancorpSouth Bank • BancorpSouth Bank will issue shares as the surviving entity, a Mississippi-chartered, non-member bank
Consideration	• Fixed exchange ratio • CADE shareholders will receive 0.70 shares of BXS for each CADE share • CADE to pay a deal-contingent one-time special dividend of $1.25 per share immediately prior to close • Total value to CADE shareholders of $23.83 per share, or approximately $3.0 billion[1]
Ownership	• 55% BXS | 45% CADE
Executive Leadership	• Dan Rollins — Chairman & Chief Executive Officer • Paul Murphy — Executive Vice Chairman • Chris Bagley — President • Hank Holmes — Chief Banking Officer • Valerie Toalson — Chief Financial Officer
Board of Directors	• 20 board members: 11 BXS | 9 CADE
Brand	• Name: Cadence Bank • The company will honor the history of both brands and logos with new branding; to be finalized before the deal closes
Headquarters / Operations Centers	• Dual Headquarters: Tupelo, MS and Houston, TX • Operations Centers: Tupelo, MS and Birmingham, AL plus specialty sites in Macon, GA; Starkville, MS; and Houston, TX
Timing & Approval	• Approval of BXS and CADE shareholders • Customary regulatory approvals • Anticipated closing in the fourth quarter of 2021

1. Based on BXS' stock price of $32.26 on 4/9/2021.

BancorpSouth / CADENCE BANCORPORATION
4

Experienced Executive Management Team and Board

Pro Forma Executive Team



Dan Rollins | *Chairman & Chief Executive Officer*
- CEO of BancorpSouth since 2012 and Chairman since 2014
- Previously Director, President and Chief Operating Officer at Prosperity Bancshares, Inc.



Paul Murphy | *Executive Vice Chairman*
- CEO of Cadence and its predecessors since 2010
- Previously co-founder and CEO at Amegy Bank



Chris Bagley | *President*
- President & Chief Operating Officer of BancorpSouth since 2014
- Previously Chief Credit Officer at Prosperity Bank



Hank Holmes | *Chief Banking Officer*
- Executive VP of Cadence & President of Cadence Bank, N.A. since 2011
- Previously part of executive management team at Amegy Bank



Valerie Toalson | *Chief Financial Officer*
- Executive VP & Chief Financial Officer of Cadence since 2013
- Previously Chief Financial Officer at BankAtlantic Bancorp

Pro Forma Board Split


11
BXS
9
CADE

- 20 board members (11 BXS | 9 CADE)
- Board size to reduce over time
- We are committed to diversity, equity and inclusion which is reflected in our board composition

BancorpSouth / CADENCE BANCORPORATION
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Compelling Pro Forma Financial Impact

Significant Upside

EPS accretion to BancorpSouth[1]
+17%

EPS accretion to Cadence[1]
+17%

Accretive to Tangible Book Value per Share
+0.7%

Internal Rate of Return
>20%

Combined Company Well-Positioned for Success[2]

$44B	$6B	$0.7B
Assets	Market Cap	NPV of Synergies[3]

Top Quartile Profitability[1]

1.3%	14.8%	54%
ROAA	ROATCE	Efficiency Ratio

Robust Capital and Reserve Coverage[4]

>11.3%	>2.5%
CET1 Ratio	ACL / Loans HFI

BancorpSouth / CADENCE

1. Based on consensus estimates for both companies. Assumes fully realized cost savings during 2022 for illustrative purposes.
2. Financial data as of 12/31/2020 pro forma for BXS's pending acquisitions of National United Bancshares, Inc. and FNS Bancshares, Inc. Excludes any purchase accounting adjustments.
3. Value of net synergies based on annual after-tax cost synergies capitalized assuming a 13.5x P/E multiple less after-tax one-time merger expenses.
4. Pro forma financial metrics at close assume consensus average estimates per FactSet for each company and other purchase accounting adjustments further outlined in the appendix.

6

Robust and Comprehensive Two-Way Due Diligence

	BancorpSouth		Cadence	
Scope of Diligence	**100+** BXS participants, including consultants and advisors		**70+** CADE participants, including consultants and advisors	
	~1,200 Individual CADE commercial loans were reviewed	**100%** CADE consumer loans reviewed / modeled	**~1,800** Individual BXS commercial loans were reviewed	**100%** BXS consumer loans reviewed / modeled
Detailed Counterparty Credit Review	CADE Loan Portfolio Coverage	85%	BXS Loan Portfolio Coverage	67%
	Criticized Loans > $500k	100%	Criticized Loans > $500k	~82%
	Specialty Portfolios:		Specialty Portfolios:	
	Energy	~97%	Loans >$10M	100%
	Restaurant	~93%	Restaurant	~65%
	Hospitality	~92%	Hotels	~90%
	Senior Living	~98%	Senior Living	~60%
	Enterprise Value	~95%	Retail CRE	~70%

Key Focus Areas

Credit	Technology
Operational Risk	Human Resources
Financial Systems	Balance Sheet, Liquidity and Capital
Vendor Risk Management	Regulatory and Compliance
Internal Audit and Legal	Physical Premises and Security
Wealth Management	Treasury Management
Insurance	Consumer and Mortgage

BancorpSouth / CADENCE

Note: Loan portfolio review coverage statistics based on aggregate value of loans.

7

Strategic Rationale 8

Creates One of the Largest Banks in Texas and the Southeast Pro Forma Franchise Footprint Top 10 Banks Headquartered in Texas and the Southeast 1 12/31/2020 Rank Company Assets ($B) 1 Regions $147 2 Comerica 88 3 First Horizon 84 4 Synovus 54 Pro Forma Cadence Bank2 44 5 Cullen/Frost. 42 6 South State 38 7 Texas Capital 38 8 BankUnited 35 9 Pinnacle 35 BXS (325)4 10 Prosperity 34 CADE (98) Headquarters (2) 15 BancorpSouth3 26 Op Centers / Specialty Sites 19 Cadence 19 Source: S&P Global. 1. Includes depository institutions headquartered in AL, AR, FL, GA, LA, MO, MS, TN and TX; excludes merger targets. 2. Excludes purchase accounting adjustments; as of 12/31/2020. 9 3. Pro forma for pending acquisitions of National United Bancshares, Inc. and FNS Bancshares, Inc. 4. Includes branches to be acquired in BXS’s pending acquisitions of National United Bancshares, Inc. and FNS Bancshares, Inc.

Enhanced Footprint in Attractive Texas & Southeast Markets Presence in 7 of 10 Largest Texas and Southeast Markets Presence in High Growth Markets1 1 Market Highlights 2021 - 2026 Leading position in Texas and Southeast markets 2021 Projected Population Pop. Growth Solid market share in Houston and Atlanta; well-positioned for growth Rank MSA (M) (%) 1 Dallas-Fort Worth, TX 7.7 7.5% Presence in 4 of the 5 fastest-growing large MSAs nationwide2 2 Houston, TX 7.2 7.6 3 Miami, FL 6.3 5.4 3.2% 2.9% 2.8% 4 Atlanta, GA 6.1 5.7 2.6% 5 Tampa, FL 3.3 6.1 6 St. Louis, MO 2.8 0.3 7 Orlando, FL 2.7 7.1 8 San Antonio, TX 2.6 7.6 9 Austin, TX 2.3 8.5 2016 - 2021 Actual 2021 - 2026 Projected Population Growth Population Growth 10 Kansas City, MO 2.2 2.8 Pro Forma Company US Aggregate Highlighting indicates pro forma presence Source: S&P Global and FDIC Summary of Deposits as of 6/30/2020. 10 1. Includes AL, AR, FL, GA, LA, MO, MS, TN and TX. 2. Includes MSAs with population greater than 1 million, ranked by projected 2021 2026 population growth.

Top Quartile Profitability

Includes public banks with $30 – $60 billion in assets

2022E Return on Average Assets[1]


1.3%
Median: 1.0%
Pro Forma[2]

2022E Return on Tangible Common Equity[1]


14.8%
Median: 11.4%
Pro Forma[2]

2022E Efficiency Ratio[1]


Median: 65.8%
54.4%
Pro Forma[2]

Merger Benefits for all Shareholders

- Higher return profile
- Improves efficiency through economies of scale
- Accelerates organic capital generation
- Expands strategic flexibility
- Broadens product reach
- Higher profitability and scale supports investment in technology

Source: S&P Global and FactSet. Estimates as of 4/9/2021.
Note: Includes nationwide, major exchange-traded depository institutions with $30 billion - $60 billion in assets; excludes merger targets.
1. Profitability metrics assume consensus average estimates per FactSet for each company.
2. Pro forma profitability metrics assume fully realized cost savings for illustrative purposes and other purchase accounting adjustments further outlined in the appendix.

BancorpSouth / CADENCE

11

Diversified Business Model Combined Metrics: Nine-state footprint, from Texas to Florida Comprehensive product suite delivered through a total of 4231 locations $29B Community Leadership in community markets loans2 Source of high-quality low-beta deposits in urban and ex-urban markets Banking Proven business model focused on high-touch client relationships Well-positioned in large and fast-growing metro markets $37B Commercial deposits2 Experienced and talented bankers Sophisticated treasury / cash management products and services 155 producers, across 29 locations Insurance 2nd largest U.S. bank-owned insurance brokerage Property and casualty, commercial and employee benefits $468M Wealth, $20 billion combined AUM3 fee income4 Financial Investment Advisory Affluent and high net worth segments; advisory through Linscomb & Williams Services & Trust Personal and institutional trust services 26% of operating revenue4 187 originators Mortgage Approximately $4 billion combined 2020 mortgage production Natural hedge against low interest rates 1. Includes branches to be acquired in BXS’s pending acquisitions of National United Bancshares, Inc. and FNS Bancshares, Inc. 2. Pro forma for pending acquisitions of National United Bancshares, Inc. and FNS Bancshares, Inc. as of 12/31/2020. Excludes an y purchase accounting adjustments. 12 3. Assets under management include assets in escrow, safekeeping and custody. 4. For the year ended 12/31/2020. Excludes securities gains and hedge revenue.

Diversifies Loan Portfolio Loan Composition Consumer & Other Consumer & Other Complementary Consumer & Other 4% 6% 8% Res. RE Lending Franchises 16% Commercial Res. RE Res. RE 32% 21% 25% BancorpSouth brings community banking model Commercial CRE 46% $16B1 16% $13B Commercial $29B Cadence brings 64% commercial banking CRE expertise CRE 27% 35% Specialized C&I verticals 2020Q4 Yield on Loans: 4.61% 2020Q4 Yield on Loans: 4.67% 2020Q4 Yield on Loans: 4.65% CRE / TRBC2: 205% CRE / TRBC2: 123% CRE / TRBC2: 165% make up a smaller percentage of the Loans by Geography combined portfolio MO Other AR 3% MO 9% 7% Other 2% 21% AR Lessens pro forma CRE TN 4% 7% TX TN concentrations2 FL 34% TX 4% 3% TX 37% TN 41% FL LA 2% 5% Stronger foundation to 8% FL LA 7% support customer demand GA 5% 0.4% $16B1 LA $13B $29B for credit 1% AL GA 10% 9% GA MS MS AL MS 19% 28% AL 1% 9% 16% 8% Data as of 12/31/2020. 13 1. Pro forma for pending acquisitions of National United Bancshares, Inc. and FNS Bancshares, Inc. Excludes any purchase account ing adjustments. 2. CRE concentration defined as regulatory non owner-occupied CRE loans divided by total risk-based capital.

Combination Reduces Concentrations of COVID-Sensitive Portfolios $M of Loans / % of Portfolio BancorpSouthStandalone1 Cadence Standalone Pro Forma $90M $1,234M $1,324M Energy 0.6% 10.5% 5.1% Hotel and $710M $257M $967M Accommodation 5.1% 2.2% 3.7% Restaurant / $264M $837M $1,101M Food Services 1.9% 7.1% 4.3% $1,068M $308M $1,376M Retail CRE 7.6% 2.6% 5.3% Data as of 12/31/2020. 14 Note: Loans and percent of loans held for investment less PPP loans. 1. Numbers are not pro forma for pending acquisitions of National United Bancshares, Inc. and FNS Bancshares, Inc.

Strong Funding Bases Deposit Composition MMDA & Savings MMDA & Savings Excellent Core MMDA & Savings 2% 10% 15% Time Deposit Base 14% Noninterest- Noninterest- Bearing Noninterest-Bearing Time 31% Bearing 31% 13% Deep relationships in the 31% Time communities we serve 13% $21B1 $16B $37B Broad retail footprint in markets across Texas and Interest- Interest- Interest- the Southeast Bearing Bearing Bearing 41% 53% 46% Combined 97% core 2020Q4 Cost of Total Deposits: 0.39% 2020Q4 Cost of Total Deposits: 0.25% 2020Q4 Cost of Total Deposits: 0.33% Loans HFI / Deposits: 75% Loans HFI / Deposits: 79% Loans HFI / Deposits: 77% deposits2 Deposits by Geography Emphasis on core FL MO MO FL FL TN 2% 2% 1% TN 8% TN 5% operating accounts with 9% 1% 5% TX LA combined 77% demand 25% 5% TX LA deposits 8% 32% AR TX 5% 40% GA Strong liquidity to support 27% AR 10% GA growth with 77% loans $21B1 $16B 12% $37B GA HFI / deposits ratio 1% AL 9% MS AL MS 34% AL 13% 22% MS 19% 5% Data as of 12/31/2020. 15 1. Pro forma for pending acquisitions of National United Bancshares, Inc. and FNS Bancshares, Inc. Excludes any purchase account ing adjustments. 2. Core deposits defined as deposits less time deposits >$250,000.

Diversified Revenue Streams #2 largest bank-owned insurance Pro Forma Operating Revenue1 Fee Income1 broker2 Other Deposit 10% Insurance Serv ice $4 billion mortgage originations and Charges Commissions 27% $135 million in mortgage origination 13% revenue in 2020 Net Interest Fee Income $468M Income $1.8B 26% 74% Credit, Debit and Merchant $20 billion in assets under Fees Mortgage management3 and $71 million in 14% Banking 20% wealth management, trust and investment advisory revenue in 2020 Inv estment Adv isory 6% Wealth Management & Trust 10% Cadence brings sophisticated treasury management expertise to the combined company Note: Numbers are not pro forma for pending acquisitions of National United Bancshares, Inc. and FNS Bancshares, Inc. 1. For the year ended 12/31/2020. Excludes securities gains and hedge revenue. 16 2. Business Insurance rankings as of 1/1/2021. 3. Assets under management include assets in escrow, safekeeping and custody.

Combination Will be Beneficial to All Stakeholders Customers Communities Employees & Culture Shareholders ● Expands breadth of ● Committed to the ● Provenand experienced ● Double-digit earnings products available to communities that we serve leadership accretion customers ● Over 24,000 employee ● Complementary cultures ● Immediate accretion to ● Ability to serve a larger volunteer service hours in with disciplined approach to tangible book value at close number of clients 2020 across both companies risk management ● Strong growth trajectory ● Company will be able to ● Dedicated to serving low-to- ● Operation centers moderate income and mass maintained in key ● Accelerates efficiencies make more investments in customized technology market clients through geographies across footprint ● Competitive positioning as solutions financial education and the partner of choice for targeted products ● Expands core competencies future strategic acquisitions across organizations 17

Appendix 18

Merger Assumptions

Earnings	• Consensus earnings estimates for both companies
Cost Savings	• Estimated $78 million of full run-rate savings, or 7.3% of combined noninterest expense • 75% phase-in during 2022 and 100% thereafter
Deal-Related Expenses	• One-time merger costs of $125 million, after-tax, included in pro forma tangible book value estimate • $30 million of equity retention to vest over 3 years post-merger
Loan Fair Value Estimates	• Total gross credit mark of $441 million, or ~3.75% of CADE's loan portfolio excluding PPP – $264 million, or 60% of the total mark allocated to purchase credit deteriorated (PCD) loans, recorded into ACL (~17.7% of estimated PCD loans) – $176 million, or 40% of the total mark allocated to non-PCD loans, recorded as a net of loan discount; amortized into earnings over 5 years using the sum-of-the-years-digits accelerated method (~1.71% of estimated non-PCD loans) • Provision expense of $176 million to be taken immediately after close; included in pro forma tangible book value • Positive interest rate mark on loans of $58 million, amortized over ~3.5 years post-close, including the reversal of Cadence's existing acquired loan discounts • Expense of $12.7 million expected to be taken immediately after close as reserve for unfunded commitments; included in pro forma tangible book value • Pro forma ACL of ~2.5% of total loans
Other Fair Value Estimates	• Core deposit intangible of ~$35 million, or 0.25% of non-time deposits, amortized sum-of-the-years digits over 10 years • Customer relationship intangible of $33 million, amortized straight line over 15 years • Net fair value write-up of $31 million on long-term debt and time deposits (negative impact to equity)

BancorpSouth | CADENCE BANCORPORATION
19

Attractive Pro Forma Financial Impact Pro Forma Operating Metrics Pro Forma Financial Impact (Fully realized cost sav ings) 2022E EPS Accretion to BancorpSouth1 17% 2022E ROAA 1.3% 2022E EPS Accretion to Cadence1 17% 2022E ROATCE 14.8% TBV per Share Accretion 0.7% 2022E Efficiency Ratio 54.4% Internal Rate of Return >20% 20 1. Pro forma profitability metrics assume consensus average estimates per FactSet for each company, as well as fully realized cost savings for illustrative purposes.

Pro Forma Earnings Per Share Reconciliation Earnings Per Share Earnings Buildup 2022E BXS ($s in millions, except per share) Pro Forma EPS Buildup: $2.44 $2.86 BXS Consensus Net Income Estimate $ 264.5 CADE Consensus Net Income Estimate $ 207.3 $564.5 BXS Consensus EPS Estimate $ 2.44 CADE Consensus EPS Estimate $ 1.71 $92.7 After-tax Transaction Adjustments Cost Savings - Fully Realized for Illustrative Purposes 61.9 Accretion of non-PCD Credit Mark 42.7 $207.3 Reversal of CADE Existing Intangible Amortization 12.7 Vesting of Stock Retention Payments (7.7) Newly Created Intangible Amortization (6.4) Amortization of other Interest Rate Marks (10.1) Opportunity Cost of Cash (0.4) Pro Forma Net Income $ 564.5 $264.5 Pro Forma Average Diluted Shares Outstanding 197.4 BXS Pro Forma EPS $ 2.86 BXS Standalone CADE Standalone After-tax Pro Forma Net BXS Accretion (%) 17% Net Income Net Income Transaction Income BXS Accretion ($) $ 0.42 Adjustments CADE Accretion (%) 17% CADE Accretion ($) $ 0.29 21

Pro Forma Tangible Book Value Per Share Reconciliation



Tangible Book Value Per Share Buildup
$16.90
$1.28
$18.18
$1.51
+8.3%
$19.69
($0.64)
(3.2%)
+4.8%
$19.05
($0.74)
(3.9%)
+0.7%
$18.31
BXS Q4'20 Standalone(1)
Estimated Growth Through Close(2)
BXS Est. at Close
Net Merger Consideration & FMV Impacts (A/T)(3)
Pro Forma TBVPS, Subtotal
Full One-Time Merger Expenses (A/T)(4)
Pro Forma TBVPS, Subtotal
Day 2 Provision Impact(5)
Pro Forma TBVPS

1. Financial data as of 12/31/2020 pro forma for BXS's pending acquisitions of National United Bancshares, Inc. and FNS Bancshares, Inc. Includes purchase accounting adjustments.
2. Includes impact of estimated earnings (per FactSet consensus estimates), payment of dividends, and amortization of existing core deposit intangible.
3. Includes merger consideration, purchase accounting adjustments, and payment of CADE's one-time special dividend.
4. Includes full impact of one-time merger expenses for illustrative purposes.
5. Assumes that provision expense for Day 2 CECL reserve and reserve for unfunded commitments occurs in connection with time zero impacts.

BancorpSouth | CADENCE

22